Exhibit 32

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350, as adopted), Morteza Ejabat, Chief Executive Officer of Zhone Technologies, Inc. (the “Company”), and Kirk Misaka, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2004, to which this Certification is attached as Exhibit 32 (the “Report”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

In Witness Whereof, the undersigned have set their hands hereto as of the 12th day of November, 2004.

/s/ MORTEZA EJABAT	/s/ KIRK MISAKA
Chief Executive Officer	Chief Financial Officer